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                                                                   EXHIBIT 10.16

                       PARTNERSHIP SUBSCRIPTION AGREEMENT



  THIS PARTNERSHIP SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of March 29, 1996 by and among PMT CVD Partners, L.P., a California limited partnership (the "Partnership"), and ________________ (the "Investor").

                                R E C I T A L S:
                                - - - - - - - -

  A. The Partnership was recently formed and will be governed in accordance with the terms and conditions of that certain Agreement of Limited Partnership dated as of an even date herewith (the "Partnership Agreement") and entered into by and among the Partnership, the Investor and certain other investors in the Partnership.

  B. The Investor wishes (i) to invest the amount of capital set forth opposite its name on the signature page hereto (the "Investor's Capital Investment") and (ii) to subscribe for and acquire Interests, in each case pursuant to the terms of the Partnership Agreement. To induce the Investor to make such capital investment, CVD, Inc., a California corporation and the general partner of the Partnership (the "General Partner"), has agreed to make the representations and warranties set forth herein.

  C. The Company wishes to facilitate the investment by Investor in the Partnership and all transactions arising therefrom or relating thereto by making the representation and warranty contained herein.

  D. Capitalized terms not otherwise defined herein shall have the meanings therefor as set forth in the Partnership Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1.        Closing.  On the Closing Date, the Investor will wire transfer the
            -------
Investor's Capital Investment to an account designated by the General Partner, following receipt by the Investor of a Partnership Agreement that has been executed by the General Partner on behalf of the Partnership.
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  2.        Representations and Warranties; Investor Acknowledgement; General
            -----------------------------------------------------------------
Partner Covenants.
-----------------

            2.1  The Investor.  The Investor represents and warrants to the
                 ------------
Partnership that:

                 (a) The Investor's Interests are being acquired for investment purposes only, for its own account, without a view to the distribution or sale thereof.

                 (b) This Agreement and the Partnership Agreement have been duly authorized, executed and delivered by the Investor and constitute the valid and legally binding agreements of the Investor, enforceable against the Investor in accordance with their respective terms, except to the extent that such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general or by general principles of equity.

                 (c) No portion of the assets invested by the Investor in the Partnership consists of assets of an employee benefit plan subject to Title I of ERISA.

            2.2  Investor Acknowledgement.  The Investor acknowledge that the
                 ------------------------
Partnership may allocate to the Investor income that, for federal income tax purposes with respect to certain tax exempt entities, may be considered unrelated taxable business income under Sections 511 through 514 of the Code.

            2.3  The General Partner.  The General Partner represents and
                 -------------------
warrants to the Investor that:

                 (a) The Partnership is a duly organized and validly existing limited partnership under the laws of the State of California with full partnership power and authority to conduct its business as contemplated in the Partnership Agreement and the Partnership will be treated as a partnership for federal income tax purposes.

                 (b) The General Partner is a corporation duly organized and validly existing and in good standing under the laws of the State of California.

                 (c) This Agreement and the Partnership Agreement have been duly authorized, executed and delivered by the General Partner and, upon due execution and delivery by the Investor, will constitute the valid and legally binding agreements of each of the Partnership and the General Partner, enforceable against such parties in accordance with their respective terms, except to the extent that such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general or by general principles of equity.

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                 (d) Each of the General Partner and the Partnership (i) is a
"small concern," as such term is defined in 13 C.F.R. (S)107.3, and (ii) complies with all applicable size standards set forth in 13 C.F.R. (S)121.802.

            2.4  Company Representation and Warranty.  The Company represents
                 -----------------------------------
and warrants to the Investor that it has furnished or made available to the Investor all material information reasonably necessary for the Investor to consider in making its investment in the Partnership, and the Company has not furnished to the Investor any such information and has not made any representations (oral or written) which are incorrect in any material respect or failed to furnish any additional information necessary to make the information so furnished not misleading in any material respect.

            2.5  General Partner Covenants.  The General Partner covenants and
                 -------------------------
agrees as follows:

                 (a) On the Closing Date, the General Partner shall, with respect to each of the Partnership and the General Partner, deliver (i) an executed copy of SBA Form 480 - Size Status Declaration, (ii) an executed copy of SBA Form 652 - Assurance of Compliance for Nondiscrimination and (iii) the information needed to complete Part A of SBA Form 1031 - Portfolio Financing Report, to the Limited Partners requesting such information.

                 (b) The Partnership covenants and agrees that it will use the proceeds from the sale of the Interests for research and development with respect to the Business and for general working capital purposes of the Partnership. The Partnership will provide all Limited Partners requesting such information with reasonable access to the Partnership's financial records so as to allow such Limited Partners to confirm that such proceeds were used in the manner contemplated by this Agreement, such access to include a review by the Limited Partners of the use of proceeds within ninety (90) days after the date hereof. The Partnership acknowledges and agrees that, if the proceeds are not used in the manner contemplated hereby, the Limited Partners shall have the right to demand the immediate repayment thereof.

  3.        Miscellaneous.
            -------------

            3.1  Choice of Law.  This Agreement shall be governed by the laws of
                 -------------
the State of California.

            3.2  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original and shall be construed together to constitute one and the same instrument.

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  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


PARTNERSHIP:               PMT CVD PARTNERS, L.P.

                           By:  CVD, Inc.,
                                General Partner



                                By:
                                   ----------------------
                                   John W. La Valle
                                   Chief Financial Officer and Secretary


INVESTOR:



                           By:
                              --------------------------


                           Investor's Capital Investment:

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